Filed pursuant to Rule 497(a)(1)
File No. 333-134077
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Ares Capital Corporation Announces Public Offering

NEW YORK, July 7, 2006—Ares Capital Corporation (Nasdaq: ARCC) announced that it plans to make a public offering of 9,375,000 shares of its common stock. Ares Capital Corporation has also granted the underwriters an option to purchase up to an additional 1,406,250 shares of common stock to cover over-allotments, if any. The offering price of the shares will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering. The offering of the shares will be made under the Company’s shelf registration statement filed with the Securities and Exchange Commission.

The Company expects to use the net proceeds of this offering to repay outstanding indebtedness, to fund investments in portfolio companies and for general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Ares Capital Corporation before investing. The prospectus contains this and other information about Ares Capital Corporation. The prospectus should be read carefully before investing.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC and SunTrust Robinson Humphrey are acting as representatives of the underwriters.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

A copy of the final prospectus to the offering may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 250 Vesey Street, New York, NY 10080; UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attention: Prospectus Department; Citigroup Corporate and Investment Banking, Prospectus Department, 140 58th Street, 8th Floor, Brooklyn, NY 11220; J.P. Morgan Securities Inc., National Statement Processing, Prospectus Library, 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245; Wachovia Capital Markets, LLC, One Wachovia Center, 7 Saint Paul Street, 1st Floor, Baltimore, MD 21202; and SunTrust Robinson Humphrey, 3333 Peachtree Road, NE, 10th Floor, Atlanta, GA 30326.

About Ares Capital Corporation

Ares Capital Corporation is a closed-end, non-diversified management investment company that is regulated as a business development company under the Investment Company Act of 1940. Its investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital Corporation invests primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component, and, to a lesser extent, in equity investments in private middle market companies.

Ares Capital Corporation’s filings with the Securities and Exchange Commission, press releases, earnings releases and other financial information are available on the Internet at www.arescapitalcorp.com.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

CONTACT:    Merritt S. Hooper of Ares Capital Corporation, 310-201-4200